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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) October 23, 2003
                                                         ----------------

                             WORONOCO BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    1-14671                  04-3444269
         --------                   ---------                 ----------
(State or other Jurisdiction of     (Commission              (IRS Employer
incorporation or organization)      File Number)             Identification No.)

                 31 Court Street, Westfield, Massachusetts 01085
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (413) 568-9141
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         Exhibit 99.1  Press Release Dated October 23, 2003

ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

      On October 23, 2003, Woronoco Bancorp, Inc. (the "Company"), the holding company for Woronoco Savings Bank, announced that it intends to establish a full-service banking office and financial service center in Longmeadow, Massachusetts. Pending regulatory approval, the branch is scheduled to open in the summer of 2004.

      The press release announcing the sale is attached as Exhibit 99.1.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 23, 2003               By: /s/ Cornelius D. Mahoney
                                          -------------------------------------
                                          Cornelius D. Mahoney
                                          President, Chief Executive Officer
                                          and Chairman of the Board





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